UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2007

First Albany Companies Inc.
(Exact name of registrant as specified in its charter)

New York	0-14140	22-2655804

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

677 Broadway, Albany, New York 12207
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (518) 447-8500

N/A
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On June 15, 2007, First Albany Companies Inc. (the “Company”) issued a press release regarding the postponement its Annual Shareholders Meeting, originally scheduled for Tuesday, June 26, 2007, as a result of the proposed recapitalization of the Company pursuant to a $50 million equity investment from an affiliate of MatlinPatterson Global Opportunities Partners II LP. A copy of this press release is attached hereto as Exhibit 99.1.

     The Company currently expects to hold its Annual Shareholders Meeting in late July or August 2007. The Company will notify shareholders of the date of the Annual Shareholders Meeting, and the record date for such meeting, as soon as practicable after it is determined.

     If a shareholder intends to present a proposal at the Annual Shareholders Meeting and seeks to have the proposal included in the Company’s proxy statement, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company no later than the close of business on June 30, 2007.

Notice to Shareholders

     In connection with the proposed transaction and other matters to be considered at the annual meeting, the Company will prepare a proxy statement for the Company’s shareholders to be filed with the Securities and Exchange Commission (the “SEC”). The proxy statement will contain information about the Company, the proposed transaction and the other matters to be voted on at the annual meeting. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT IS AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. In addition to receiving the proxy statement from the Company by mail, shareholders will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, from the SEC’s website ( http://www.sec.gov ) or, without charge, from the Company’s website at www.fac.com or by directing such request to First Albany Companies Inc., 677 Broadway, Albany, New York 12207, Attention: Investor Relations.

     The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning the Company and its directors and executive officers is set forth in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

     This report contains “forward-looking statements.” These statements are not historical facts but instead represent the Company’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control.

The Company’s forward-looking statements are subject to various risks and uncertainties, including the conditions of the securities markets, generally, and acceptance of the Company’s services within those markets and other risks and factors identified from time to time in the Company’s filings with the SEC. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in its forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake to update any of its forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of First Albany Companies Inc. dated June 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ALBANY COMPANIES INC

By: /s/ C. Brian Coad Name: C. Brian Coad Title: Chief Financial Officer

Date: June 15, 2007